BLACKROCK FUNDS II
BlackRock Emerging Market Debt Portfolio
(the “Fund”)

Supplement dated August 1, 2012 to the
Prospectus and Statement of Additional Information, each dated April 27, 2012, as amended June 7, 2012

On July 31, 2012, the Board of Trustees (the “Board”) of BlackRock Funds II approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Emerging Market Local Debt Portfolio” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to change the Fund’s portfolio management team and the benchmark index against which the Fund measures its performance. The changes to the Fund’s portfolio management team are effective August 1, 2012. The changes to the Fund’s name, its investment strategies, its investment process and its benchmark index will be effective on September 3, 2012.

As a result of these changes, the Fund will focus its investment strategy by implementing a requirement that at least 65% of the Fund’s assets be invested in fixed income securities and derivatives denominated in currencies of emerging market countries or whose value is tied in whole or in part to currencies of emerging market countries. The Fund currently invests primarily in a global portfolio of fixed income securities and derivatives of issuers located in emerging markets that may be denominated in any currency. The shift in focus to local currencies of emerging markets will increase the Fund’s exposure to currency risk, which is the risk that those currencies will decline in value relative to the U.S. dollar. The expected changes in the Fund’s portfolio as a result of the changes in its investment strategies will result in the Fund realizing capital gains, which may have an adverse tax effect on Fund shareholders.

Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below.

The following changes are made to the Prospectus of the Fund.

Change in the Fund’s Name

Effective September 3, 2012, the BlackRock Emerging Market Debt Portfolio is renamed BlackRock Emerging Market Local Debt Portfolio.

Change in the Fund’s Investment Strategies and Investment Process

Effective September 3, 2012, the section of the Prospectus captioned “Fund Overview — Key Facts about BlackRock Emerging Market Debt Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The BlackRock Emerging Market Local Debt Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Under normal circumstances, the Fund will invest at least 65% of its assets in fixed income securities and derivatives denominated in currencies of emerging market countries or whose value is tied in whole or in part to currencies of emerging market countries. Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Emerging markets include, but are not limited to, countries that are included in the J.P. Morgan GBI-EM Global Diversified Index.

The Fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market. Fund management considers securities to be tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized in satisfying the Fund’s 80% policy. It is possible that up to 100% of the Fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or will be unrated. The Fund may gain exposure to currencies by investing in bonds of emerging market issuers denominated in any currency. The Fund may also gain exposure to currencies through the use of cash and derivatives.

The management team may, when consistent with the Fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

The Fund may invest up to 10% of its assets in equity securities.

Effective September 3, 2012, the section of the Prospectus captioned “Details about the Funds — How Each Fund Invests — BlackRock Emerging Market Debt Portfolio — Investment Process” is deleted in its entirety and replaced with the following:

In allocating the BlackRock Emerging Market Local Debt Portfolio’s investments across emerging market countries, the management team combines an in-depth analysis of global factors with fundamental country- and company-specific research.  The investment process aims at understanding both long term market dynamics and current mini cycles, and it uses proprietary asset allocation tools to determine the optimum structure of the portfolio and the overall risk that the portfolio should take. The management team will consider the fundamental indicators of each nation relative to those of other emerging market countries and make an assessment of the interest rates, yield curves and currency valuations of the countries in the investment universe.

Effective September 3, 2012, the section of the Prospectus captioned “Details about the Funds — How Each Fund Invests — BlackRock Emerging Market Debt Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The BlackRock Emerging Market Local Debt Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Under normal circumstances, the Fund will invest at least 65% of its assets in fixed income securities and derivatives denominated in currencies of emerging market countries or whose value is tied in whole or in part to currencies of emerging market countries. Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. Emerging markets include, but are not limited to, countries that are included in the J.P. Morgan GBI-EM Global Diversified Index.

The Fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market. Fund management considers securities to be tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The 80% policy noted above is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

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The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized in satisfying the Fund’s 80% policy. It is possible that up to 100% of the Fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or will be unrated. High yield bonds are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

The Fund may gain exposure to currencies by investing in bonds of emerging market issuers denominated in any currency. The Fund may also gain exposure to currencies through the use of cash and derivatives. The Fund may also buy when-issued securities and participate in delayed delivery transactions.

The Fund is a non-diversified portfolio under the Investment Company Act of 1940 (the “Investment Company Act”).

The management team may, when consistent with the Fund’s investment objective, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. A credit default swap is a type of swap whereby one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involve a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price).

The Fund may invest up to 10% of its assets in equity securities.

Change in the Fund’s Performance Information and Benchmark Index

Effective September 3, 2012, the section of the Prospectus captioned “Fund Overview — Key Facts about BlackRock Emerging Market Debt Portfolio — Performance Information” is supplemented as follows:

The Fund’s Annual Total Returns prior to September 3, 2012 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

The Fund’s benchmark against which it measures its performance, the J.P. Morgan EMBI Global Index, is replaced with the J.P. Morgan GBI-EM Global Diversified Index, a broad measure of market performance. Fund management believes the J.P. Morgan GBI-EM Global Diversified Index is more relevant to the Fund’s new investment strategies. The J.P. Morgan GBI-EM Global Diversified Index is an unmanaged index that tracks local currency bonds.

For the one-year and since inception (February 1, 2008) periods ended December 31, 2011, the average annual total returns for the J.P. Morgan GBI-EM Global Diversified Index were (1.75)% and 6.66% respectively.

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Change in the Fund’s Portfolio Management Team

Effective August 1, 2012, the section of the Prospectus captioned “Fund Overview — Key Facts about BlackRock Emerging Market Debt Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Sergio Trigo Paz	2012	Managing Director of BlackRock, Inc.
Raphaël Maréchal	2012	Director of BlackRock, Inc.
Laurent Develay	2012	Director of BlackRock, Inc.

Effective August 1, 2012, the section of the Prospectus captioned “Details about the Funds — How Each Fund Invests — BlackRock Emerging Market Debt Portfolio — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Sergio Trigo Paz, Raphaël Maréchal and Laurent Develay are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

Effective August 1, 2012, the section of the Prospectus captioned “Management of the Funds — Portfolio Manager Information — Emerging Market Portfolio” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Sergio Trigo Paz, Raphaël Maréchal and Laurent Develay are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Sergio Trigo Paz	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director and Head of BlackRock’s Emerging Markets Debt Team since June 2012; Chief Investment Officer for Emerging Markets Fixed Income for Fischer Francis Trees & Watts (a wholly owned subsidiary of BNP Paribas) from 2009 to 2012; Portfolio Manager for Fortis Investments from 2004 to 2009.
Raphaël Maréchal	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director and Portfolio Manager of BlackRock’s Emerging Markets Debt Team since June 2012; Portfolio Manager for the Emerging Markets Debt Team at Fischer Francis Trees & Watts (a wholly owned subsidiary of BNP Paribas) from 2009 to 2012; Portfolio Manager for Fortis Investments from 2001 to 2009.
Laurent Develay	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director and Portfolio Manager of BlackRock’s Emerging Markets Debt Team since June 2012; Portfolio Manager for the Emerging Markets Debt Team at Fischer Francis Trees & Watts (a wholly owned subsidiary of BNP Paribas) from 2009 to 2012; Head of Currency and Commodity Trading Team for Fortis Investments from 2005 to 2009.

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The following changes are made to the Statement of Additional Information of the Fund.

Effective September 3, 2012, the chart listing investments and investment strategies in the Fund’s Statement of Additional Information is supplemented as follows with respect to the Fund:

Precious Metal-Related Securities	X
Participation Notes	X
Structured Notes	X

Shareholders should retain this Supplement for future reference.

ALLPRSAI-EMD-0712SUP